As filed with the Securities and Exchange Commission on March 15, 2004
                         Registration No. 333-92460
 =========================================================================

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                            Date of Report
                            March 15, 2004


                            SONIC MEDIA CORP.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


  Nevada                                                     68-0507505
(State or jurisdiction  (Primary Standard Industrial      (I.R.S. Employer
 of incorporation       Classification Code Number)     Identification No.)
 or organization)

                    	   400-55 Water Street
                   Vancouver, British Columbia, V6B 1A1, Canada
                             (604) 899-7977
             -----------------------------------------------
      (Address and telephone number of principal executive offices)


                      Corporate Creations Network Inc.
                     8275 South Eastern Avenue, 200-47
               		     Las Vegas, Nevada
                              (561) 694-8107
         (Name, address and telephone number of agent for service)

==================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

APPOINTMENT OF NEW ATTORNEY

On March 9, 2004, the Company terminated Mr. Kenneth H. Finkelstein in his position as attorney for the Company and appointed Ms. Patti L.W. McGlasson, Professional Law Corporation, to represent the Company as its' attorney. Ms. McGlasson's contact information is as follows:

22091 Timberline Way, Lake Forest, California, 92630, telephone
(949) 455-9412.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2004

SONIC MEDIA CORP.


                              By:

                              /s/David T. Kalenuik
                              -------------------
                              David T. Kalenuik, President